SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2005

Encore Capital Group, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26489	48-1090909
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S Employer Identification No.)

8875 Aero Drive, Suite 200
San Diego, California 92123
(Address of Principal Executive Offices) (Zip Code)

(877) 445-4581
(Registrant’s Telephone Number, Including Area Code)

Item 7.01          Regulation FD Disclosure

        A copy of a slide presentation given by Carl C. Gregory, III, Vice Chairman and Chief Executive Officer, at the JP Morgan Think Big, Buy Small 5.0 Small Cap conference on March 10, 2005 in Chicago, Illinois, is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein solely for purposes of this Item 7.01.

        The slide presentation attached to this Current Report on Form 8-K as Exhibit 99.1 contains financial measures for net income excluding one-time benefits and charges and for income before taxes exluding one time benefits and charges that are not calculated in accordance with generally accepted accounting principles in the United States (“GAAP”). The Company has provided a reconciliation in Exhibit 99.2 to this Current Report on Form 8-K of the non-GAAP financial measures for net income excluding one-time benefits and charges to GAAP net income, and for income before taxes excluding one time benefits and charges to GAAP income before taxes.

        Management believes that the non-GAAP financial measures for net income and income before taxes provide useful information to investors about the Company’s results of operations because the elimination of one-time benefits and charges that are included in the GAAP financial measures results in enhanced comparability of certain key financial results between the periods presented.

        The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities under that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, shall not be deemed to be incorporated by reference into the filings of Encore Capital Group, Inc. under the Securities Act of 1933.

Risk Factors

        The slide presentation attached to this report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). The words “believe,” “expect,” “anticipate,” “estimate,” “project,” or the negation thereof or similar expressions constitute forward-looking statements within the meaning of the Reform Act. These statements may include, but are not limited to, projections of revenues, income or loss, estimates of capital expenditures, plans for future operations, products or services, and financing needs or plans, as well as assumptions relating to these matters. For all forward-looking statements, the Company claims the protection of the safe-harbor for forward-looking statements contained in the Reform Act.

        The Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, some of which are beyond our control. Factors that could affect our results of operations or financial condition and cause them to differ from those contained in the forward-looking statements include:

  Our quarterly operating results may fluctuate and cause our stock price to decrease;
  We may not be able to purchase receivables at sufficiently favorable prices or terms for us to be successful;
  We may not be successful at acquiring and collecting on portfolios consisting of new types of receivables;
  We may not be able to collect sufficient amounts on our receivables portfolios to recover our costs and fund our operations;
  The statistical model we use to project remaining cash flows from our receivables portfolios may prove to be inaccurate, which could result in reduced revenues if we do not achieve the collections forecasted by our model;
  Our industry is highly competitive, and we may be unable to continue to successfully compete with businesses that may have greater resources than we have;
  Our failure to purchase sufficient quantities of receivable portfolios may necessitate workforce reductions, which may harm our business;
  High financing costs currently have an adverse effect on our earnings;
  A significant portion of our portfolio purchases during any period may be concentrated with a small number of sellers;
  We may be unable to meet our future liquidity requirements;
  We may not be able to continue to satisfy the restrictive covenants in our debt agreements;
  We use estimates in our accounting and our earnings will be reduced if actual results are less than estimated;
  We will be required to change how we account for under performing receivable portfolios, which will have an adverse effect on our earnings;
  Our earnings will be reduced by the payment of substantial amounts in income taxes as a result of our full utilization of our federal net operating loss carry-forward in 2003;
  Government regulation may limit our ability to recover and enforce the collection of receivables;
  We are subject to ongoing risks of litigation, including individual or class actions under securities, consumer credit, collections, employment and other laws;
  We may make acquisitions that prove unsuccessful or strain or divert our resources;
  Recent legislative actions and proposed regulations will require corporate governance initiatives, which may be difficult and expensive to implement;
  We may not be able to hire and retain enough sufficiently trained employees to support our operations, and/or we may experience high rates of personnel turnover;
  The failure of our technology and phone systems could have an adverse effect on our operations;
  We may not be able to successfully anticipate, invest in or adopt technological advances within our industry;
  We may not be able to adequately protect the intellectual property rights upon which we rely; and
  We have engaged in transactions with members of our Board of Directors, significant stockholders, and entities affiliated with them; future transactions with related parties could pose conflicts of interest.

        Forward-looking statements speak only as of the date the statement was made. They are inherently subject to risks and uncertainties, some of which we cannot predict or quantify. Future events and actual results could differ materially from the forward-looking statements. When considering each forward-looking statement, you should keep in mind the risk factors and cautionary statements found throughout the Company’s annual report on Form 10-K as of and for the year ended December 31, 2004 filed with the Securities and Exchange Commission. We do not undertake and specifically decline any obligation to publicly release the result of any revisions to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, whether as a result of new information, future events, or for any other reason.

        In addition, it is our policy generally not to make any specific projections as to future earnings and we do not endorse projections regarding future performance that may be made by third parties.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: March 10, 2005	By /s/ Barry R. Barkley —————————————— Barry R. Barkley Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit	Description

99.1	Slide presentation given by Carl C. Gregory, III, Vice Chairman and Chief Executive Officer, at the JP Morgan Think Big, Buy Small 5.0 Small Cap conference on March 10, 2005 in Chicago, Illinois.

99.2	Reconciliation of non-GAAP information pursuant to Regulation G.